UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Annual Report
to Shareholders

June 30, 2008

Contents

  click here Portfolio Management Review

click here Information About Your Fund's Expenses

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and the team's approach to managing Daily Assets Fund Institutional during the fund's most recent fiscal year ended June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: In early 2007, increasing defaults by subprime mortgage borrowers and losses on residential mortgage-backed securities sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this market. By the fall of 2007, it became clear that several financial firms would need to begin to reduce debt and take significant write-downs. In the short end of the yield curve, asset-backed securities' yields rose sharply, reflecting investors' credit concerns, as did the London Interbank Offered Rate (LIBOR), the industry standard for measuring one-year money market rates.1

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep", this is especially true.
LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

December ended with an optimistic tone to the markets, but in January 2008, investors' anxieties returned in full force as pressures on the financial markets seemed to come from every direction. Economic data weakened significantly, the equity markets struggled, short-term credit markets experienced further dislocations, and large and small investors tried to rid themselves of questionable credits. In addition, during the first quarter of 2008 large hedge funds with sizeable portfolios of mortgage securities received margin calls from lenders, as the mortgage securities they were employing as collateral for other transactions were devalued by the marketplace. This led to more forced selling of billions of dollars of mortgage securities and additional credit market instability. In addition, Bear Stearns, the nation's fifth-largest investment bank, had to be rescued from near bankruptcy by the New York Federal Reserve Bank and JPMorgan Chase.

In the general "flight to quality" that ensued from these major events — amid a market atmosphere of fear and uncertainty over perceived credit quality — demand for short-term Treasury securities reached overwhelming levels as investors prized safety over all other considerations, including yield.2 By mid-March, the unprecedented level of market demand forced Treasury yields to historic lows.

2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

In response to the "credit crunch," as well as to fears of an oncoming economic recession, the US Federal Reserve Board (the Fed) cut the federal funds rate (the overnight rate charged by banks when they borrow money from each other) by three and one-quarter percentage points over seven Federal Open Market Committee (FOMC) meetings from September 2007 to April 2008. As a means of restoring liquidity within the global monetary system (and restoring some normalcy to short-term Treasury yield levels), the Fed also took a number of creative measures. These included the setting up of temporary securities auction facilities for banks and broker/dealers and significantly easier credit terms from the Fed for these institutions. In April, the fact that the lending rate for the Fed's recently established auction facility for banks was significantly (and surprisingly) higher than LIBOR led to market uncertainty and disruption. Over 10 days in mid-April LIBOR then spiked based on investor scrutiny concerning whether LIBOR rates were too low, before retreating somewhat. During May and June, financial market conditions improved somewhat, and liquidity was largely restored in the short end of the money market yield curve. By the close of the period, worries over the slumping economy and weakness in the financial sector had created a more negative tone within the market and dampened speculation that the Fed would act aggressively to hike interest rates to battle inflationary pressures.

As of June 30, 2008, the three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 2.78%, compared with 5.36% 12 months earlier.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: Given the difficult situation throughout the investment markets during much of the period, and understanding that the credit crunch would not be a short-term phenomenon, our strategy for managing through the situation was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves. As liquidity returned to the short end of the money market yield curve, we increased the fund's allocation to short-term commercial paper and certificates of deposit to take advantage of the wide spread between LIBOR and the fed funds rate.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
June 30, 2008	2.74%*
June 30, 2007	5.36%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.59% as of June 30, 2008 and 5.18% as of June 30, 2007.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please call the Service Center at (800) 730-1313 for the fund's most recent month-end performance.

We also maintained a significant allocation to floating rate securities because of their attractive yields. The interest rate of floating rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped performance during the 12-month period.

Q: What detracted from performance during the period?

A: The types of securities that we were investing in — particularly during the second half of 2007 — tended to have lower yields than issues carrying more risk. We preferred to be cautious during this time of significant market turbulence. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards, applying a careful approach to investing while seeking competitive yield for our shareholders.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Fund Return
Beginning Account Value 1/1/08	$ 1,000.00
Ending Account Value 6/30/08	$ 1.017.20
Expenses Paid per $1,000*	$ .35
Hypothetical 5% Fund Return
Beginning Account Value 1/1/08	$ 1,000.00
Ending Account Value 6/30/08	$ 1,024.52
Expenses Paid per $1,000*	$ .35
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
Daily Assets Fund Institutional	.07%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	6/30/08	6/30/07

Commercial Paper	43%	33%
Short-Term Notes	23%	34%
Certificates of Deposit and Bank Notes	21%	16%
Government & Agency Obligations	6%	—
Time Deposits	3%	6%
Repurchase Agreements	2%	2%
Master Notes	1%	4%
Asset Backed	1%	1%
Promissory Notes	—	4%
	100%	100%
Weighted Average Maturity

Daily Assets Fund Institutional	43 days	33 days
First Tier Institutional Money Fund Average*	43 days	42 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset-Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 21.3%
ABN AMRO Bank NV:
2.78%, 8/7/2008	50,000,000	50,001,520
2.805%, 10/17/2008	50,000,000	50,000,743
2.9%, 8/5/2008	35,000,000	34,993,282
3.01%, 10/24/2008	20,000,000	20,010,225
Banco Santander SA, 2.8%, 10/7/2008	37,000,000	37,005,794
Bank of Scotland PLC:
2.85%, 7/9/2008	70,000,000	70,000,000
4.5%, 11/19/2008	20,000,000	20,000,000
4.93%, 10/9/2008	10,000,000	10,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.8%, 8/8/2008	50,000,000	50,000,000
Barclays Bank PLC:
3.0%, 12/2/2008	55,000,000	55,000,000
3.15%, 7/30/2008	42,000,000	42,000,000
3.15%, 12/8/2008	20,000,000	20,000,000
BNP Paribas, 4.4%, 7/7/2008	17,500,000	17,500,029
Calyon:
3.0%, 10/22/2008	65,000,000	65,000,000
4.03%, 7/14/2008	12,500,000	12,500,000
Credit Agricole SA:
2.7%, 8/1/2008	25,000,000	25,000,000
2.7%, 9/2/2008	50,000,000	50,000,000
2.9%, 12/1/2008	11,000,000	11,000,000
Credit Industriel et Commercial:
2.925%, 7/17/2008	50,000,000	50,000,110
2.93%, 7/9/2008	40,000,000	40,000,044
2.985%, 7/3/2008	67,000,000	67,000,019
3.1%, 9/25/2008	40,000,000	40,000,474
Intesa Sanpaolo SpA:
2.75%, 8/12/2008	50,000,000	50,000,000
2.8%, 8/7/2008	50,000,000	50,000,000
Metropolitan Life Global Funding I, 3.8%, 1/20/2009	10,000,000	10,000,000
Mizuho Corporate Bank Ltd., 2.95%, 7/31/2008	100,000,000	100,000,000
Societe Generale, 2.98%, 7/7/2008	50,000,000	50,000,000
SunTrust Banks, Inc., 4.0%, 10/15/2008	20,000,000	20,063,042
Toronto-Dominion Bank:
2.68%, 8/18/2008	32,500,000	32,511,113
2.86%, 9/8/2008	34,000,000	34,000,642
UBS AG, 4.3%, 7/8/2008	20,000,000	20,000,000
Total Certificates of Deposit and Bank Notes (Cost $1,203,587,037)		1,203,587,037

Commercial Paper 43.0%
Issued at Discount** 40.7%
Alpine Securitzation, 2.58%, 7/2/2008	20,000,000	19,998,567
AstraZeneca PLC:
2.35%, 10/15/2008	40,000,000	39,723,222
2.71%, 11/24/2008	26,600,000	26,307,651
2.88%, 8/20/2008	15,000,000	14,940,000
3.67%, 7/17/2008	20,000,000	19,967,378
Bank of Scotland PLC:
2.65%, 8/22/2008	50,000,000	49,808,611
2.95%, 7/29/2008	100,000,000	99,770,556
Caisse Nationale des Caisses Depargne et de Prevoyance:
2.85%, 7/10/2008	80,000,000	79,943,000
2.96%, 8/12/2008	62,800,000	62,583,131
Chariot Funding LLC, 2.45%, 7/9/2008	20,000,000	19,989,111
Citibank Credit Card Issuance Trust, 2.8%, 8/1/2008	85,000,000	84,795,056
Dexia Delaware LLC, 2.73%, 7/11/2008	90,600,000	90,531,295
General Electric Capital Corp.:
2.75%, 9/19/2008	22,000,000	21,865,556
3.53%, 7/14/2008	17,500,000	17,477,692
3.92%, 9/30/2008	25,000,000	24,752,278
Giro Balanced Funding Corp., 2.95%, 7/30/2008	48,000,000	47,885,933
Gotham Funding Corp.:
2.57%, 7/22/2008	10,000,000	9,985,008
2.67%, 8/22/2008	20,000,000	19,922,867
2.8%, 7/17/2008	15,000,000	14,981,333
2.85%, 9/10/2008	20,000,000	19,887,583
International Lease Finance Corp., 2.8%, 7/2/2008	40,000,000	39,996,889
Johnson & Johnson, 2.0%, 9/4/2008	22,500,000	22,418,750
JPMorgan Chase & Co., 2.49%, 9/29/2008	45,000,000	44,719,875
KBC Financial Products International Ltd.:
2.975%, 8/19/2008	25,000,000	24,898,767
4.22%, 7/11/2008	20,000,000	19,976,556
Kellogg Co.:
2.65%, 7/14/2008	10,000,000	9,990,431
2.67%, 7/10/2008	10,000,000	9,993,325
2.68%, 7/15/2008	5,000,000	4,994,789
2.75%, 7/8/2008	5,000,000	4,997,326
2.75%, 7/21/2008	20,000,000	19,969,444
Liberty Street Funding LLC:
2.58%, 7/25/2008	20,000,000	19,965,600
2.62%, 7/16/2008	40,000,000	39,956,333
2.65%, 8/25/2008	20,000,000	19,919,028
2.8%, 7/14/2008	50,000,000	49,949,444
2.95%, 7/2/2008	40,000,000	39,996,722
3.0%, 7/25/2008	5,000,000	4,990,000
Market Street Funding LLC, 2.65%, 7/11/2008	25,000,000	24,981,597
Nestle Capital Corp.:
2.49%, 12/17/2008	15,000,000	14,824,663
4.3%, 10/31/2008	7,500,000	7,390,708
Nissan Motor Acceptance Corp.:
2.85%, 7/8/2008	4,000,000	3,997,783
2.85%, 7/10/2008	10,000,000	9,992,875
2.85%, 7/15/2008	15,000,000	14,983,375
2.9%, 7/21/2008	30,000,000	29,951,667
Old Line Funding LLC, 2.58%, 7/14/2008	30,000,000	29,972,050
Procter & Gamble International Funding SCA, 1.94%, 7/18/2008	10,000,000	9,990,839
Royal Bank of Scotland Group PLC, 3.1%, 12/12/2008	30,000,000	29,576,333
Scaldis Capital LLC:
2.58%, 7/7/2008	45,000,000	44,980,650
2.65%, 7/14/2008	13,000,000	12,987,560
2.69%, 7/18/2008	12,500,000	12,484,122
2.78%, 7/24/2008	15,000,000	14,973,358
Societe Generale North America, Inc.:
2.93%, 8/1/2008	25,000,000	24,936,924
2.96%, 7/14/2008	75,000,000	74,919,833
3.025%, 8/5/2008	30,000,000	29,911,771
3.15%, 7/22/2008	22,000,000	21,959,575
3.15%, 10/22/2008	52,900,000	52,376,951
4.0%, 7/7/2008	20,000,000	19,986,667
Starbird Funding Corp.:
2.6%, 7/2/2008	77,000,000	76,994,439
3.02%, 9/11/2008	20,000,000	19,879,200
Suncorp-Metway Ltd.:
2.83%, 8/12/2008	32,000,000	31,894,347
3.04%, 7/28/2008	58,000,000	57,867,760
Swedbank AB:
2.75%, 8/15/2008	31,000,000	30,893,437
2.77%, 8/19/2008	65,000,000	64,754,932
2.83%, 8/4/2008	50,000,000	49,866,361
2.95%, 7/30/2008	90,000,000	89,786,125
Thunder Bay Funding LLC, 2.58%, 7/14/2008	36,000,000	35,966,460
Toyota Motor Credit Corp.:
2.25%, 10/3/2008	21,700,000	21,572,512
2.53%, 10/14/2008	25,000,000	24,815,521
Tulip Funding Corp.:
2.625%, 7/9/2008	10,000,000	9,994,167
2.65%, 7/8/2008	10,000,000	9,994,847
2.76%, 7/17/2008	15,000,000	14,981,600
Verizon Communications, Inc.:
2.34%, 7/10/2008	22,200,000	22,187,013
2.47%, 7/10/2008	15,000,000	14,990,738
2.48%, 7/16/2008	15,000,000	14,984,500
Victory Receivables Corp., 2.8%, 8/18/2008	15,000,000	14,944,000
Volkswagen of America:
2.78%, 7/9/2008	12,000,000	11,992,587
2.85%, 7/22/2008	20,000,000	19,966,750
Windmill Funding I Corp., 2.64%, 7/17/2008	15,000,000	14,982,400
		2,300,338,104
Issued at Par 2.3%
Cancara Asset Securitisation LLC, 2.52%, 7/1/2008	50,000,000	50,000,000
CVS Caremark Corp., 2.9%, 7/1/2008	10,000,000	10,000,000
Giro Balanced Funding Corp., 2.835%, 7/1/2008	55,000,000	55,000,000
Romulus Funding Corp., 3.25%, 7/1/2008	5,000,000	5,000,000
Volkswagen of America, 3.05%, 7/1/2008	7,350,000	7,350,000
		127,350,000
Total Commercial Paper (Cost $2,427,688,104)		2,427,688,104

Master Notes 1.4%
Citigroup Global Markets, Inc., 2.65%*, 7/1/2008 (a) (Cost $80,000,000)	80,000,000	80,000,000

Asset Backed 0.4%
Steers (Delaware) Business Trust, 144A, 2.502%*, 5/27/2048 (Cost $23,255,600)	23,255,600	23,255,600

Short Term Notes* 23.1%
Abbey National Treasury Services PLC:
2.895%, 2/20/2009	25,000,000	25,000,000
2.901%, 4/24/2009	20,000,000	20,000,000
Allied Irish Banks PLC, 2.482%, 8/18/2008	70,000,000	70,000,000
American Honda Finance Corp., 3.012%, 9/18/2008	22,000,000	22,000,000
ANZ National (International) Ltd., 144A, 2.915%, 4/10/2009	12,500,000	12,500,000
Australia & New Zealand Banking Group Ltd.:
2.501%, 8/22/2008	20,000,000	20,000,000
144A, 2.891%, 7/2/2009	25,000,000	25,000,000
Banco Espanol de Credito SA, 2.733%, 8/11/2008	46,100,000	46,100,000
Bank of America NA, 3.208%, 7/2/2009	40,000,000	40,000,000
Bank of Nova Scotia, 3.134%, 5/6/2009	50,000,000	50,000,000
Bank of Scotland PLC, 2.994%, 6/5/2009	13,225,000	13,225,000
BNP Paribas:
2.481%, 8/25/2008	20,000,000	20,000,000
2.895%, 5/13/2009	15,000,000	15,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 2.967%, 8/12/2008	20,000,000	20,000,000
Canadian Imperial Bank of Commerce, 2.773%, 7/18/2008	35,000,000	34,996,831
Commonwealth Bank of Australia:
2.501%, 9/23/2008	40,000,000	40,000,000
2.752%, 12/18/2008	10,000,000	9,998,790
Credit Agricole SA:
2.771%, 7/21/2008	40,000,000	40,000,000
144A, 3.031%, 7/22/2009	35,000,000	35,000,000
Danske Bank AS, 2.471%, 8/19/2008	47,000,000	46,999,580
DNB NOR Bank ASA, 2.492%, 9/24/2008	21,500,000	21,500,000
Fortis Bank SA, 2.787%, 7/18/2008	22,000,000	22,001,072
ING Bank NV, 144A, 3.059%, 3/26/2009	12,500,000	12,500,000
Intesa Bank Ireland PLC, 2.492%, 8/22/2008	10,000,000	10,000,000
Intesa Sanpaolo SpA, 2.976%, 5/13/2009	55,000,000	55,000,000
JPMorgan Chase & Co., 2.723%, 4/3/2009	35,000,000	34,998,648
KBC Bank NV, 2.821%, 12/16/2008	50,000,000	50,000,000
Metropolitan Life Global Funding I, 144A, 2.96%, 6/9/2009	7,500,000	7,500,000
National Australia Bank Ltd.:
2.918%, 2/19/2009	25,000,000	25,000,000
3.045%, 4/7/2009	17,500,000	17,500,000
Nordea Bank AB, 2.448%, 9/8/2008	20,000,000	20,000,000
Nordea Bank Finland PLC, 2.45%, 2/6/2009	37,000,000	36,904,841
Procter & Gamble International Funding SCA, 2.788%, 2/19/2009	7,500,000	7,500,000
Rabobank Nederland NV, 144A, 2.9%, 7/9/2009	27,500,000	27,500,000
Royal Bank of Canada, 144A, 2.871%, 7/15/2009	28,000,000	28,000,000
Royal Bank of Scotland PLC, 2.867%, 7/21/2008	25,000,000	25,003,481
Sanpaolo IMI SpA, 3.264%, 3/5/2009	35,870,000	35,870,000
Skandinaviska Enskilda Banken AB:
2.458%, 8/8/2008	15,000,000	15,000,000
2.501%, 8/19/2008	50,000,000	50,000,000
Svenska Handelsbanken AB, 144A, 3.2%, 5/26/2009	17,500,000	17,500,000
Toyota Motor Credit Corp., 2.26%, 3/12/2009	15,000,000	15,000,000
UniCredito Italiano Bank (Ireland) PLC:
2.468%, 8/8/2008	40,000,000	40,000,000
2.501%, 8/14/2008	75,000,000	75,000,000
2.705%, 8/8/2008	25,000,000	24,999,829
Westpac Banking Corp., 2.934%, 2/6/2009	25,000,000	24,994,110
Total Short Term Notes (Cost $1,305,092,182)		1,305,092,182

Government & Agency Obligations 6.1%
US Government Sponsored Agencies 2.6%
Federal Home Loan Bank:
2.27%*, 4/3/2009	38,000,000	38,000,000
2.35%**, 2/11/2009	30,000,000	29,559,375
2.36%**, 5/12/2009	22,500,000	22,035,375
2.625%, 7/15/2008	7,500,000	7,495,780
Federal National Mortgage Association, 2.23%*, 9/3/2009	50,000,000	49,997,070
		147,087,600
US Treasury Obligations 3.5%
US Treasury Bills:
1.6%**, 10/23/2008	22,500,000	22,386,000
1.69%**, 11/6/2008	20,000,000	19,879,822
1.85%**, 11/20/2008	35,000,000	34,744,597
2.15%**, 6/4/2009	20,000,000	19,596,278
2.31%**, 7/2/2009	25,000,000	24,416,083
2.37%**, 6/4/2009	26,000,000	25,421,457
2.42%**, 6/4/2009	25,000,000	24,431,972
US Treasury Note, 4.875%, 5/15/2009	25,000,000	25,582,703
		196,458,912
Total Government & Agency Obligations (Cost $343,546,512)		343,546,512

Time Deposit 2.7%
Danske Bank AS, 3.5%, 7/1/2008 (Cost $150,000,000)	150,000,000	150,000,000

Repurchase Agreements 2.4%
BNP Paribas, 2.4%, dated 6/30/2008, to be repurchased at $30,023,083 on 7/1/2008 (b)	30,021,082	30,021,082
JPMorgan Securities, Inc., 2.3%, dated 6/30/2008, to be repurchased at $47,327,292 on 7/1/2008 (c)	47,324,269	47,324,269
Lehman Brothers, Inc., 2.5%, dated 6/30/2008, to be repurchased at $35,677,284 on 7/1/2008 (d)	35,674,807	35,674,807
The Goldman Sachs & Co., 2.4%, dated 6/30/2008, to be repurchased at $25,001,667 on 7/1/2008 (e)	25,000,000	25,000,000
Total Repurchase Agreements (Cost $138,020,158)		138,020,158
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,671,189,593)+	100.4	5,671,189,593
Other Assets and Liabilities, Net	(0.4)	(24,953,676)
Net Assets	100.0	5,646,235,917
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2008.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $5,671,189,593.
(a) Reset date; not a maturity date.
(b) Collateralized by $31,234,795 Federal Home Loan Mortgage Corp., 5.5%, maturing on 5/1/2038 with a value of $30,921,714.
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
41,737,573	Federal National Mortgage Association — Principal Only	Zero Coupon	8/1/2035	29,253,854
74,327,421	Federal National Mortgage Association — Interest Only	5.5	5/25/2037	19,490,145
Total Collateral Value				48,743,999
(d) Collateralized by $36,677,246 Federal Home Loan Mortgage Corp., with various coupon rates from 4.657-6.802%, with various maturity dates of 10/1/2035-7/1/2038 with a value of $36,388,537.
(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
486,297	Federal Home Loan Mortgage Corp. — Principal Only	Zero Coupon	11/1/2030- 8/1/2035	353,187
6,363,946	Federal National Mortgage Association — Principal Only	Zero Coupon	11/1/2029- 8/1/2034	4,873,875
6,867,579	Federal Home Loan Mortgage Corp. — Interest Only	6.0-7.0	8/1/2028- 3/1/2033	1,834,775
81,014,368	Federal National Mortgage Association — Interest Only	4.5-9.0	5/1/2018- 11/1/2036	18,688,163
Total Collateral Value				25,750,000

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008
Assets
Investments in securities, valued at amortized cost	$ 5,671,189,593
Cash	32,708
Interest receivable	12,862,118
Other assets	136,631
Total assets	5,684,221,050
Liabilities
Distributions payable	13,245,690
Payable for investments purchased	24,416,083
Accrued expenses and other liabilities	323,360
Total liabilities	37,985,133
Net assets, at value	$ 5,646,235,917
Net Assets Consist of:
Undistributed net investment income	206,199
Accumulated net realized gain (loss)	(128,197)
Paid-in capital	5,646,157,915
Net assets, at value	$ 5,646,235,917
Net Asset Value
Net Asset Value, offering and redemption price per share ($5,646,235,917 ÷ 5,646,157,925 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2008
Investment Income
Income: Interest	$ 218,842,697
Expenses: Investment management fee	5,094,781
Administration fee	5,094,781
Services to shareholders	998
Professional fees	149,130
Trustees' fees and expenses	208,454
Custodian fee	186,249
Other	131,532
Total expenses before expense reductions	10,865,925
Expense reductions	(7,956,507)
Total expenses after expense reductions	2,909,418
Net investment income	215,933,279
Net realized gain (loss)	721,256
Net increase (decrease) in net assets resulting from operations	$ 216,654,535

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2008	2007
Operations: Net investment income	215,933,279	195,333,094
Net realized gain (loss)	721,256	(15,769)
Net increase (decrease) in net assets resulting from operations	216,654,535	195,317,325
Distribution to shareholders from: Net investment income	(215,933,279)	(195,333,094)
Fund share transactions: Proceeds from shares sold	19,501,916,929	17,527,196,513
Reinvestment of distributions	17,201,468	4,395,557
Cost of shares redeemed	(18,789,036,881)	(15,738,462,437)
Net increase (decrease) in net assets from Fund share transactions	730,081,516	1,793,129,633
Increase (decrease) in net assets	730,802,772	1,793,113,864
Net assets at beginning of period	4,915,433,145	3,122,319,281
Net assets at end of period (including undistributed net investment income of $206,199 and $206,199, respectively)	$ 5,646,235,917	$ 4,915,433,145
Other Information
Shares outstanding at beginning of period	4,916,076,409	3,122,946,776
Shares sold	19,501,916,929	17,527,196,513
Shares issued to shareholders in reinvestment of distributions	17,201,468	4,395,557
Shares redeemed	(18,789,036,881)	(15,738,462,437)
Net increase (decrease) in Fund shares	730,081,516	1,793,129,633
Shares outstanding at end of period	5,646,157,925	4,916,076,409

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.044	.053	.042	.022	.010
Net realized and unrealized gain (loss)[a]	—	—	—	—	—
Total from investment operations	.044	.053	.042	.022	.010
Less distributions from: Net investment income	(.044)	(.053)	(.042)	(.022)	(.010)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	4.45	5.44	4.30	2.24	1.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5,646	4,915	3,122	2,987	3,895
Ratio of expenses before expense reductions (%)	.21	.21	.13	.13	.14
Ratio of expenses after expense reductions (%)	.06	.04	.04	.02	.07
Ratio of net investment income (%)	4.23	5.31	4.25	2.26	1.03
[a] Less than $.005 per share. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Institutional Funds (the ``Trust'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), and is organized as a Massachusetts business trust. Daily Assets Fund Institutional (the ``Fund''), a diversified open-end management investment company, is one of the funds the Trust offers to institutional and ``accredited'' investors as defined under the Securities Act of 1933.

The Fund is primarily sold to investors who use the Fund to invest cash collateral received in connection with securities lending transactions.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At June 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $128,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2014 ($107,000) and June 30, 2015 ($21,000), the respective expiration dates, whichever occurs first. During the year ended June 30, 2008, the Fund utilized approximately $720,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At June 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 13,451,889
Capital loss carryforwards	$ (128,000)

During the years ended June 30, 2008 and June 30, 2007 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2008	2007
Distributions from ordinary income*	$ 215,933,279	$ 195,333,094
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from July 1, 2007, through October 31, 2008, the Advisor has contractually agreed to waive all or a portion of its advisory fee and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the Fund's operating expenses at a ratio no higher than 0.07%.

Additionally, for the period from July 1, 2007 through December 20, 2007, the Advisor had voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary to limit expenses to 0.04% of the average daily net assets of the Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Accordingly, for the year ended June 30, 2008, the fee pursuant to the Investment Management Agreement aggregated $5,094,781, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2008, the Advisor received an Administration Fee of $5,094,781 of which $2,769,046 was waived and $204,186 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2008, the amount charged to the Fund by DISC aggregated $300, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "other" aggregated $1,199, all of which was paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the year ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $25,631 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Fee Reductions. The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended June 30, 2008, the custodian fee was reduced by $4,860 and $61,889, respectively, for custody and transfer agent credits earned.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

D. Ownership of the Fund

At June 30, 2008, 96% of the outstanding shares of the Fund were held by other affiliated DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Daily Assets Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Assets Fund Institutional (the ``Fund'') at June 30, 2008 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 21, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	132
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-investments.com (800) 621-1148
CUSIP Number	23339C 776
Fund Number	538

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 31, 2008, Daily Assets Fund Institutional has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DAILY ASSETS FUND INSTITUTIONAL

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$39,475	$0	$0	$0
2007	$40,500	$128	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$31,000	$0
2007	$133,000	$16,250	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$31,000	$600,000	$631,000
2007	$0	$16,250	$0	$16,250

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2008